SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the registrant /X/

Filed by a party other than the registrant / /

Check the appropriate box:

         /X/      Preliminary proxy statement
         / /      Definitive proxy statement
         / /      Confidential, for use of the Commission Only (as permitted by
                  Rule 14a-6(e)(2))
         / /      Definitive additional materials
         / /      Soliciting   material  pursuant  to  Rule  14a-11(c)  or  Rule
                  14(a)-12


                                 WHX CORPORATION
- --------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)


                                 WHX CORPORATION
- --------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)


         Payment of filing fee (check the appropriate box):

         / /      $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or
                  14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

         / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

         / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------


         (2)      Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------


         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


- --------------------------------------------------------------------------------


         (4)      Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------

         (5)     Total fee paid:

         /X/     Fee paid previously with preliminary materials.

         / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount Previously Paid:


- --------------------------------------------------------------------------------

         (2)      Form, Schedule or Registration Statement no.:


- --------------------------------------------------------------------------------


         (3)      Filing Party:


- --------------------------------------------------------------------------------


         (4)      Date Filed:


- --------------------------------------------------------------------------------

                                 WHX CORPORATION
                              110 East 59th Street
                            New York, New York 10022
                           ---------------------------



                                                                 August 21, 1996


TO THE STOCKHOLDERS OF
         WHX CORPORATION:

         On August 12, 1996 WHX Corporation (the "Company") held its 1996 Annual Meeting of Stockholders as scheduled. Prior to taking any of the formal actions for which the meeting was scheduled, however, the Annual Meeting was adjourned until Tuesday, September 10, 1996 at the Dupont Hotel, 11th & Market Streets, Wilmington, Delaware 19801, at 11:00 A.M. All stockholders are invited to attend the adjourned meeting on September 10, 1996.

         The Annual Meeting to be held on September 10, 1996 will be held for the purposes described in the proxy materials mailed to you on July 3, 1996, and for one additional purpose, to vote on a proposal by a stockholder of the Company. Enclosed with this letter is a Supplement to Notice of Annual Meeting of Stockholders and Supplement to Proxy Statement which includes the stockholder proposal as well as a short statement by the Company about the proposal. Also enclosed is a proxy card which includes the three proposals of the Company described in the proxy materials previously mailed to you and the above-mentioned proposal by a stockholder of the Company.

         YOUR VOTE IS VERY IMPORTANT TO THE COMPANY. ACCORDINGLY, PLEASE SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, IN ORDER THAT YOUR SHARES MAY BE VOTED FOR YOU. A RETURN ENVELOPE IS PROVIDED FOR YOUR CONVENIENCE. IF YOU DO NOT RETURN THE ENCLOSED PROXY, ANY PROXY PREVIOUSLY RETURNED BY YOU WILL REMAIN VALID AND WILL BE VOTED AT THE MEETING.

         We apologize for any inconvenience that the adjournment may have caused you.

                                     Sincerely yours,



                                     Ronald LaBow
                                     Chairman of the Board

                                 WHX CORPORATION
                              110 East 59th Street
                            New York, New York 10022

                           ---------------------------


             SUPPLEMENT TO NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               September 10, 1996

                           ---------------------------


TO THE STOCKHOLDERS OF
         WHX CORPORATION:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of WHX CORPORATION (the "Company") was held on August 12, 1996 at which time it was adjourned until September 10, 1996 (the "Meeting") at the Dupont Hotel, 11th & Market Streets, Wilmington, Delaware 19801, at 11:00 A.M., at which time the stockholders of the Company will act on the three proposals previously described in the Company's Proxy Statement mailed to stockholders on July 3, 1996 (the "Proxy Statement") and in addition, the stockholders will act on a proposal submitted by a stockholder of the Company. Accordingly, at such time as the Meeting is reconvened, the Meeting will be held for the following purposes:

               1. To elect nine (9) members of the Board of Directors to serve until the next annual meeting of stockholders and until their successors have been duly elected and shall have qualified;

               2. To approve the classification of the board of directors of the Company and certain other related matters;

               3. To ratify the appointment of Price Waterhouse LLP as the Company's independent public accountants for the fiscal year ending December 31, 1996;

               4. To vote on the stockholder proposal described in the attached Supplement to Proxy Statement; and

               5 To consider and act upon such other business as may properly come before the meeting.

         Only stockholders of record at the close of business on July 1, 1996 will be entitled to vote at the Meeting.

         A Supplement to Proxy Statement and a Supplemental Proxy accompany this Supplement to Notice of Annual Meeting of Stockholders. These documents should be read in conjunction with the Notice of Annual Meeting of Stockholders, Proxy Statement and Proxy dated July 3, 1996 previously mailed to stockholders.

         PLEASE SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, IN ORDER THAT YOUR SHARES MAY BE VOTED FOR YOU. A RETURN ENVELOPE IS PROVIDED FOR YOUR CONVENIENCE. IF YOU DO NOT RETURN THE ENCLOSED PROXY, ANY PROXY PREVIOUSLY RETURNED BY YOU WILL REMAIN VALID AND WILL BE VOTED AT THE MEETING.

                                       By Order of the Board of Directors,


                                                 MARVIN L. OLSHAN
                                                     Secretary

Dated:   New York, New York
         August 21, 1996

                                 WHX CORPORATION
                              110 East 59th Street
                            New York, New York 10022

                           ---------------------------


                         ANNUAL MEETING OF STOCKHOLDERS

                               September 10, 1996

                           ---------------------------


                          SUPPLEMENT TO PROXY STATEMENT


         This Supplement to Proxy Statement (the "Supplement") is being mailed to the stockholders of WHX Corporation (the "Company") on or about August 21, 1996 in connection with the solicitation by the Board of Directors of the Company (the "Board of Directors") of proxies for use at the 1996 Annual Meeting of stockholders of the Company (the "Meeting") to be held at the Dupont Hotel, 11th & Market Streets, Wilmington, Delaware 19801, on September 10, 1996 at 11:00 A.M. The Annual Meeting of Stockholders was held on August 12, 1996 at which time it was adjourned until September 10, 1996. At such time as the adjourned Meeting is reconvened, stockholders will: (1) act on the three proposals previously described in the Company's Proxy Statement mailed to stockholders on July 3, 1996 (the "Proxy Statement"); and (2) vote on the stockholder's proposal described herein. This Supplement should be read in
conjunction   with  the  Company's   Proxy   Statement   previously   mailed  to
stockholders.

         On or about July 3, 1996, the Company mailed its Notice of Annual Meeting and Proxy Statement. At the time of mailing, the Annual Meeting was scheduled to be called for the purposes of (1) to elect nine (9) directors; (2) to approve the classification of the Board of Directors and certain other related matters; (3) to ratify the appointment of Price Waterhouse LLP as the Company's independent public accountants for the Fiscal year ending December 31, 1996; and (4) to consider and act upon such other business as may properly come before the Annual Meeting. On August 12, 1996 the Annual Meeting was held but was adjourned, prior to taking any of the above-described actions, until September 10, 1996. At such time the Annual Meeting will be reconvened for the purposes described above, as well as to vote on the stockholder's proposal included herein.

         All proxies delivered pursuant to this solicitation by the Company or previously delivered may be revoked by the person executing the same by notice in writing received at the office of the Company at any time prior to exercise. If not revoked, the shares of Common Stock represented thereby will be voted at the Meeting. All proxies will be voted in accordance with the instructions specified thereon. If no specification is indicated on the Proxy, the shares of Common Stock represented thereby will be voted (i) for the election as Directors of the persons who have been nominated by the Board of Directors, (ii) to approve the classification of the Board of Directors and certain other related matters; (iii) for the ratification of the appointment of Price Waterhouse LLP as the Company's independent public accountants for the fiscal year ending December 31, 1996 and (iv) for any other matter that may properly be brought before the Meeting in accordance with the judgment of the person or persons voting the Proxy. If no specification is indicated on the Proxy with respect to the stockholder proposal described herein, the shares of Common Stock represented thereby will not be voted.

         With regard to the vote on the stockholder proposal, an abstention may be specified and will be counted as present for purposes of such item. Under applicable Delaware law, a broker non-vote will have no effect on the approval of the stockholder proposal.

         IF YOU HAVE NOT PREVIOUSLY RETURNED A PROXY TO THE COMPANY, THE COMPANY URGES YOU TO PLEASE SIGN AND RETURN THE ENCLOSED PROXY, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, IN ORDER FOR YOUR SHARES TO BE VOTED. IF YOU HAVE
PREVIOUSLY RETURNED A PROXY TO THE COMPANY AND DO NOT WISH TO VOTE ON THE NEW STOCKHOLDER PROPOSAL, YOU NEED NOT RESPOND. IF YOU

DO NOT RETURN THE ENCLOSED PROXY, ANY PROXY PREVIOUSLY RETURNED BY YOU WILL REMAIN VALID AND WILL BE VOTED AT THE MEETING UNLESS A SUBSEQUENT PROXY IS RECEIVED FROM YOU [OR YOU ELECT TO ATTEND THE MEETING AND VOTE IN PERSON.]

                                 PROPOSAL NO. 4

                              STOCKHOLDER PROPOSAL

         The following proposal was received by the Company for consideration by stockholders at the meeting:

I PROPOSE THAT CHAIRMAN LA BOW REPORT IN FULL TO THE WHX SHAREHOLDERS, ALL RELATED EVENTS, DISCUSSOONS [SIC], DEALINGS, ETC., RELATIVE TO THE FAILED BID TO ACQUIRE AND MERGE TELEDYNE, INC. THE SAID REPORT SHOULD INCLUDE DOCUMENTATION OF THE INJUDICIOUS SALE OF 2,000,000 SHARES OF TDY BECAUSE OF THE FACT THAT SUCH SALE WAS MADE NOTWITHSTANDING A THEN PENDING OFFER OF $32 A SHARE FOR PUBLICLY OWNED TDY SHARES, AND THE FACT THAT LA BOW, AS A DIRECTOR OF TELEDYNE POSSIBLY KNEW OF NEGOTIATIONS WITH ALLEGHENY-LUDLUM WHICH PRODUCED A MARKET VALUE OF OVER $40 A TDY SHARE, CONTRASTED WITH THE $26 A SHARE RECEIVED IN THE SALE OF 2,000,000 TDY SHARES BY WHX.

The name and address of the proponent stockholder and the number of shares of Common Stock of the Company held by the proponent stockholder will be furnished by the Company to any person, orally or in writing as requested, promptly upon the receipt of any oral or written request therefor.

THE COMPANY DOES NOT MAKE ANY RECOMMENDATION TO STOCKHOLDERS WITH RESPECT TO THIS PROPOSAL. THE COMPANY DOES INTEND TO DISCLOSE TO STOCKHOLDERS INFORMATION ABOUT ITS BID TO ACQUIRE TELEDYNE, INC. ("TELEDYNE") REGARDLESS OF THE OUTCOME OF THIS PROPOSAL.

                                COMPANY STATEMENT

         The Company intends to disclose information about its bid to acquire Teledyne in its Annual Report to stockholders for the twelve months ending
December 31, 1996, in addition to the information previously disclosed, irrespective of whether the stockholder proposal is approved. At such time the Company will disclose information as to the number of shares of common stock of Teledyne acquired and disposed of by the Company, and the timing of such transactions.

         Although a report will be provided to stockholders as described above, the Company believes it is important to disclose certain key facts in light of the inaccuracies and innuendos contained in the stockholder proposal. The Company acquired a total of 2,477,800 shares of common stock of Teledyne on or prior to February 21, 1995, at an average price per share of $20.31. The Company sold approximately 90% of such shares on or prior to December 31, 1995, and the remainder of such shares during 1996, at an average price per share for all such shares of $25.71, resulting in a pre-tax gain, before expenses incurred relating to the Company's unsuccessful efforts to acquire Teledyne, to the Company of approximately $13.4 million. Approximately 90% of such sales were completed by December 31, 1995, before the February 26, 1996 announcement of the offer by the Company to acquire shares of common stock of Teledyne for $32 per share, not during such offer as alleged in the stockholder proposal. Ronald LaBow, Chairman of the Board of the Company, was elected to the board of directors of Teledyne in May, 1995. As the board of directors of Teledyne was aware of the Company's possible interest in acquiring Teledyne, Mr. LaBow was excluded from various discussions involving a potential sale of Teledyne, and was not aware of any pending discussions between Teledyne and Allegheny-Ludlum, which were publicly announced by Teledyne on April 1, 1996.

         The Company believes that the suggestion that Mr. LaBow has not acted in the best interests of the Company is misleading and based on incorrect information. In fact, the Company believes that Mr. LaBow's actions were extremely beneficial to the Company.


                                        By Order of the Company,


                                        MARVIN L. OLSHAN, Secretary
Dated:   New York, New York
         August 21, 1996

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                                 WHX CORPORATION

              Supplemental Proxy -- Annual Meeting of Stockholders
                               September 10, 1996

         The  undersigned,   a  stockholder  of  WHX  Corporation,   a  Delaware
corporation (the "Company"), does hereby appoint Ronald LaBow and James L. Wareham, and each of them, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present at the adjournment of the 1996 Annual Meeting of Stockholders of the Company to be held at the Dupont Hotel, 11th & Market Streets, Wilmington, Delaware 19801, on September 10, 1996, at 11:00 A.M., Local Time, or at any adjournment or adjournments thereof.

         The undersigned hereby revokes any proxy or proxies heretofore given and acknowledges receipt of a copy of the Supplement to Notice of Annual Meeting and Supplement to Proxy Statement, both dated August __, 1996, a copy of the Notice of Annual Meeting and Proxy Statement, both dated July 3, 1996, and a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995.

IF YOU DO NOT RETURN THIS PROXY, ANY PROXY PREVIOUSLY RETURNED BY YOU WILL REMAIN VALID AND WILL BE VOTED AT THE MEETING.

         1. To elect the following directors: William Goldsmith, James L. Wareham and Lynn Williams to Class I of the Board of Directors; Paul W. Bucha, Marvin L. Olshan and Raymond S. Troubh to Class II of the Board of Directors; and Neil D. Arnold, Robert A. Davidow and Ronald LaBow to Class III of the Board of Directors, to serve as directors until the 1997, 1998 and 1999 annual meetings of stockholders of the Company, respectively, and in each case until their successors have been duly elected and qualified. In the event that Proposal No. 2 is not approved, all nominees elected shall have been elected until the 1997 annual meeting of stockholders of the Company and until their successors shall be duly elected and qualified.

                              WITHHELD          ________________________
    FOR ALL                   FROM ALL          ________________________
    NOMINEES ___              NOMINEES ___      ________________________

                                                To withhold authority to
                                                vote for any nominee(s),
                                                print name above:


         2.       Classification of the Board of Directors.


                  FOR ___________      AGAINST  ________          ABSTAIN ______

         3. To ratify the appointment of Price Waterhouse LLP as the independent public accountants of the Company for the fiscal year ending December 31, 1996.

                  FOR ___________      AGAINST  ________          ABSTAIN ______


         4.       To  approve  the   stockholder   proposal   described  in  the
                  Supplement to Proxy Statement.

                  FOR ___________      AGAINST  ________          ABSTAIN ______

         5. DISCRETIONARY AUTHORITY: To vote with discretionary authority with respect to all other matters which may come before the Meeting.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREIN GIVEN. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED TO ELECT THE DIRECTORS, APPROVE THE CLASSIFICATION OF THE BOARD OF DIRECTORS AND TO RATIFY THE APPOINTMENT OF PRICE WATERHOUSE LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS. IF NOT SPECIFIED, THIS PROXY WILL NOT BE VOTED WITH RESPECT TO THE STOCKHOLDER PROPOSAL DESCRIBED IN THE SUPPLEMENT TO PROXY STATEMENT.


NOTE: Your signature should appear the same as your name appears hereon. In signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if mailed in the United States.


Signature:                          Date___________


Signature:                          Date___________


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